UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of Report (Date of Earliest Event Reported):
                                April 1, 2003
                              ----------------

                        MIKOHN GAMING CORPORATION

            (Exact name of Registrant as specified in its charter)

          Nevada                     0-22752               88-0218876
     -----------------            -------------           ------------
 State or other jurisdiction       (Commission           (IRS Employer)
incorporation or organization)     File Number)       Identification Number)


          920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

             (Address of principal executive office and zip code)

                                (702) 896-3890

             (Registrant's telephone number, including area code)








                                    TABLE OF CONTENTS

        Item  5.     OTHER EVENTS

        Item  7.     FINANCIAL STATEMENTS AND EXHIBITS

        SIGNATURES

        EX-99.1







Item 5.    OTHER EVENTS

On April 1, 2003 Mikohn Gaming Corporation (the "Company") issued a press release announcing that it expects to file an extension for its filing of its 10-K for the year ended December 31, 2002 as a result of possible additional audit procedures related to the unavailability of its predecessor audit firm, Arthur Andersen LLP ("Andersen"), to audit discontinued operations losses for the years ended December 31, 2001 and 2000. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated by reference herein.





Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Press release dated April 1, 2003




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



April 1, 2003                               MIKOHN GAMING CORPORATION
                                            (Registrant)

                                             /s/  John M. Garner
                                            ---------------------------
                                            John M. Garner
                                            Executive Vice President,
                                            Treasurer and Chief Financial
                                            Officer